SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant | |

Check the appropriate box:

| | Preliminary Proxy Statement                                      Confidential, for Use of the
|X| Definitive Proxy Statement                                       Commission Only (as permitted
| | Definitive Additional Materials                                        by Rule 14a-6(e)(2))      | |
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Virginia Commerce Bancorp, Inc.
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1.  Title of each class of securities to which transaction applies:

        ________________________________________________________________________

    2.  Aggregate number of securities to which transaction applies:

        ________________________________________________________________________

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________

    4.  Proposed maximum aggregate value of transaction:

        ________________________________________________________________________

    5.  Total Fee Paid:

        ________________________________________________________________________

| | Fee paid previously with preliminary materials:

| | Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1.  Amount Previously Paid:

    2.  Form, Schedule or Registration Statement No.:

    3   Filing Party:

    4.  Date Filed:

                         VIRGINIA COMMERCE BANCORP, INC.

                            NOTICE OF ANNUAL MEETING

                                       AND

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 25, 2001

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 LEE HIGHWAY
                            ARLINGTON, VIRGINIA 22207

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2001

TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of Virginia Commerce Bancorp, Inc. (the "Company") will be held at:

                      The Washington Golf and Country Club
                              3017 North Glebe Road
                               Arlington, Virginia

on April 25, 2001 at 4:00 p.m. for the following purposes:

         (1) To elect eight (8) directors to serve until their successors are duly elected and qualified;

         (2) To vote on an amendment to the Company's 1998 Stock Option Plan increasing by 100,000 (before adjustment for the pending stock split) the number of shares available under the plan for issuance upon the exercise of options; and

         (3) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         Shareholders of record as of the close of business on March 23, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

                                              By Order of the Board of Directors

                                              Robert H. L'Hommedieu
                                              Secretary

March 28, 2001



         PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                         VIRGINIA COMMERCE BANCORP, INC.
                                5350 Lee Highway
                            Arlington, Virginia 22207

                       __________________________________

                         ANNUAL MEETING OF SHAREHOLDERS
                                 PROXY STATEMENT
                       __________________________________

                                  INTRODUCTION

     This proxy statement is being sent to shareholders of Virginia Commerce Bancorp, Inc., a Virginia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held at 4:00 p.m. on April 25, 2001 (the "Annual Meeting"), and at any adjournment or postponement of the Annual Meeting. The purposes of the Annual Meeting are:

         (1) electing eight (8) directors to serve until their successors are duly elected and qualified;

         (2) voting on an amendment to the Company's 1998 Stock Option Plan which increases by 100,000 (before adjustment for the pending stock split) the number of shares available under the plan for issuance upon the exercise of options; and

         (3) transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

         The Annual Meeting will be held at:

                      The Washington Golf and Country Club
                              3017 North Glebe Road
                               Arlington, Virginia

         This proxy statement and proxy card are being sent to shareholders of the Company on or about March 28, 2001. A copy of the Annual Report to Shareholders of Virginia Commerce Bancorp, Inc. for the year ended December 31, 2000 also accompanies this proxy statement.

                            VOTING RIGHTS AND PROXIES

VOTING RIGHTS

         Only shareholders of record at the close of business on March 23, 2001, will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On that date, the Company had 2,165,687 shares of common stock, par value $1.00 per share (the "Common Stock"), outstanding, constituting the only class of stock outstanding, held by approximately 750 shareholders of record. Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the shareholders. Shareholders do not have the right to cumulate votes in the election of directors. Nominees receiving a plurality of the votes cast at the Annual Meeting in the election of directors will be elected as directors in the order of the number of votes received. The presence, in person or by proxy, of not less than a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting.

PROXIES

         Properly executed proxies received by the Company in time to be voted at the Annual Meeting will be voted in accordance with the shareholder's instructions. Shares represented by proxies for which no instruction is given will be voted FOR the election of the Company's nominees for election as directors, FOR the amendment to the Stock

Option Plan, and in the discretion of the holders of the proxies on all other matters properly brought before the meeting and any adjournment or postponement of the meeting. The judges of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the votes cast at the Annual Meeting. Abstentions will be treated as present for purposes of determining a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the vote of shareholders. If a broker indicates that he or she does not have discretionary authority to vote any shares of Common Stock as to a particular matter, such shares will be treated as present for general quorum purposes, but will not be considered as present or voted with respect to that matter.

         Shareholders are requested to sign, date, mark and return promptly the enclosed proxy in the postage paid envelope provided for this purpose, in order to assure that their shares are voted. A proxy may be revoked at any time prior to being voted at the Annual Meeting (1) by the granting a later proxy with respect to the same shares, (2) by written notice to Peter A. Converse, President of the Company, at the address noted above, at any time the proxy is voted, or (3) by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in itself, revoke a proxy. If your shares are not registered in your name, you will need additional documentation from your recordholder in order to vote in person at the Annual Meeting. Please see the voting form provided by your recordholder for additional information regarding the voting of your shares.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITIES OWNERSHIP OF DIRECTORS AND OFFICERS

         The following table sets forth certain information as of March 1, 2001 concerning the number and percentage of shares of the Company's Common Stock beneficially owned by its directors, nominees for director and by its directors and executive officers as a group. Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.

                                                          Number of Shares Beneficially        Percentage of Class
Name and Position                                                     Owned                   Beneficially Owned(1)
----------------------------------------------------     --------------------------------    -------------------------
Leonard Adler, Director                                             41,071(2)                         1.88%

Peter A. Converse, President, CEO and Director                      93,645(3)                         4.17%

Frank L. Cowles, Jr., Director                                      42,242(4)                         1.93%

W. Douglas Fisher, Chairman of the Board of
Directors                                                         85,114(4)(5)                        3.89%

David M. Guernsey, Vice Chairman of the Board of
Directors                                                         28,483(4)(6)                        1.30%

Robert H. L'Hommedieu, Director and Secretary                       86,492(4)                         3.95%

Norris E. Mitchell, Director                                        99,891(4)                         4.57%

Arthur L. Walters, Director                                       348,700(4)(7)                       15.94%

All directors and executive officers as a group
(11 persons)                                                       865,343(8)                         35.72%

---------------------------------------------------- ---

(1) Based on 2,165,687 shares outstanding as of March 1, 2001, except with respect to individuals holding options or warrants to acquire Common Stock exercisable within sixty days of March 1, 2001, in which event represents percentage of shares issued and outstanding as of March 1, 2001 plus the number of such options or warrants held by such person, and all directors and officers as a group, which represents percentage of shares outstanding as of March 1, 2001 plus the number of such options or warrants held by all such persons as a group.

(2) Includes presently exercisable options and warrants to acquire 15,143 shares of Common Stock.

(3) Includes presently exercisable options to acquire 77,507 shares of Common Stock.

(4) Includes presently exercisable options and warrants to acquire 21,597 shares of Common Stock.

(5) Represents shares held jointly by Mr. Fisher and his wife over which they share voting and investment power.

(footnotes continued on following page)

(footnotes continued from prior page)

(6) Represents shares held by Guernsey Office Products, Inc., of which Mr. Guernsey is Chief Executive Officer and principal shareowner.

(7) Represents shares held jointly by Mr. Walters and his wife over which they share voting and investment power, and shares held by TransAmerican Equities Corp. and C.W. Cobb and Associates, of which Mr. Walters is President.

(8) Includes presently exercisable options and warrants to acquire 256,840 shares of Common Stock.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to persons known to the Company who own or may be deemed to own more than five percent of the Company's Common Stock as of March 1, 2001. Also included is information regarding the beneficial ownership of executive officers of the Company the compensation of which is disclosed in this proxy statement, but who are not members of the Board of Directors.

   Name and Address of Beneficial           Number of Shares Beneficially          Percentage of Class Beneficially
              Owner(s)                                  Owned                                  Owned(1)
--------------------------------------    -----------------------------------     -----------------------------------
5% Shareholders

Julian and Dorothy S. Davidson                         138,304                                  6.39%
1240 Deborah Drive, SE
Huntsville, Alabama  35801

Arthur L. and Lilly D. Walters                        348,700(2)                                15.94%
4141 N. Henderson Road
Arlington, Virginia 22203

Executive Officers Who are Not
Directors

R.B. Anderson, Jr.                                    17,984(3)                                 0.82%
Laurie P. Barnwell                                    12,578(4)                                 0.58%
William K. Beauchesne                                  9,143(5)                                 0.42%

(1)      Based on 2,165,687 shares  outstanding as of March 1, 2001, except with respect to individuals  holding options or warrants to acquire  Common Stock  exercisable  within sixty days of March 1, 2001, in which event  represents  percentage of shares issued and outstanding as of March 1, 2001 plus the number of such options or warrants held by such person.

(2)      Includes presently exercisable options and warrants to acquire 21,597 shares of Common Stock.

(3)      Includes presently exercisable options to acquire 14,345 shares of Common Stock.

(4)      Includes presently exercisable options to acquire 11,120 shares of Common Stock.

(5)      Represents presently exercisable options to acquire shares of Common Stock.

         The Company knows of no other person or persons, other than street name nominee owners, who, beneficially or of record, own in excess of five percent of the Company's Common Stock. Further, the Company is not aware of any arrangement which at a subsequent date may result in a change of control of the Company.

                       PROPOSAL I - ELECTION OF DIRECTORS

         Eight (8) directors will be elected at the Annual Meeting for a one-year period until the 2002 Annual Meeting of Shareholders and until their successors have been elected and qualified. Unless authority is withheld, all proxies in response to this solicitation will be voted for the election of the nominees listed below. Each nominee has indicated a willingness to serve if elected. However, if any nominee becomes unable to serve, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein. Each of the nominees for election as director currently serves as a director.

         The Board of Directors recommends that shareholders vote FOR each of the nominees to the Board of Directors.

NOMINEES FOR ELECTION AS DIRECTORS

                                                                                                               Director
    Name and Age(1)                Position               Principal Occupation During Past Five Years          Since(2)
-------------------------   ------------------------  ----------------------------------------------------  ---------------
Leonard Adler, 65           Director                  Chairman  of  the  Board,  Adler  Financial  Group;      1998(3)
                                                      Principal, Total Crafts

Peter A. Converse, 50       Director,     President   President  and  CEO of the  Bank  (January  1994 to        1994
                            and CEO of the  Company   present);   Senior  Vice  President/Chief   Lending
                            and the Bank              Officer,   Federal  Capital  Bank  (March  1992  to
                                                      December  1993);  Senior  Vice  President,  Bank of
                                                      Maryland  (October  1990 to March 1992);  Executive
                                                      Vice  President/Chief   Lending  Officer,   Century
                                                      National Bank (May 1986 to July 1990)

Frank L. Cowles, Jr., 71    Director                  Owner  and   President:   Cowles   Nissan;   Cowles        1988
                                                      Chrysler-Plymouth;    Cowles   Ford;    Scottsville
                                                      Hardware;   and   Greenfields   Farm;  Of  Counsel,
                                                      Cowles, Rinaldi & Arnold (law firm)
W. Douglas Fisher, 63       Chairman of the Board     Retired - Vice  President,  Aztech Corp.  (computer        1988
                                                      systems);  Vice President,  Executive Systems, Inc.
                                                      (computer systems) (1990 to 1992)
David M. Guernsey, 53       Vice  Chairman  of  the   Owner and Chief Executive Officer,  Guernsey Office        1988
                            Board                     Products, Inc.
Robert  H.  L'Hommedieu,    Director and Secretary    Retired:  Vice President,  Hess, Egan,  Hagerty and        1988
74                                                    L'Hommedieu,  Inc.  (insurance  brokerage) (through
                                                      1991)
Norris E. Mitchell, 64      Director                  Co-Owner, Gardner Homes Realtors                           1988
Arthur L. Walters, 81       Director                  Owner and President,  TransAmerican  Bankshares and        1993
                                                      various affiliates thereof;  President,  C. W. Cobb
                                                      and Associates,  Inc.,  mortgage bankers;  co-owner
                                                      of various real estate  development  and management
                                                      companies

-------------------------

(1)      As of March 1, 2001.

(2) The Company became the holding company for Virginia Commerce Bank (the "Bank"), the Company's wholly owned subsidiary on December 22, 1999. The date of commencement of service shown includes service prior to December 23, 1999 as director of the Bank.

(3) Mr. Adler was appointed to the Board of Directors of the Bank effective January 1998. He previously served as a member of the Board of Directors of the Bank from 1989 to 1991.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The Board of Directors of the Bank met twelve (12) times during 2000, and the Board of Directors of the Company met twelve (12) times. All members of the Board of Directors attended at least 75% of the meetings held by the Board of Directors of the Company and the Bank and by all committees on which such members served during the 2000 fiscal year or any portion thereof.

         The Board of Directors of the Bank has the following standing committees, which perform their respective functions for the Company and the
Bank: (a) Audit Committee, (b) Personnel and Compensation Committee, (c) Asset/Liability, Investment and Funds Management Committee, (d) Loan Committee,
(e) Strategic Planning Committee, (f) CRA Committee, (g) Merger, Acquisition and Expansion Committee and (h) the Technology Committee. The Board of Directors does not have a standing nominating committee.

         The Audit Committee, presently composed of Messrs. Fisher, L'Hommedieu and Mitchell, is responsible for the review and evaluation of the Company's internal controls and accounting procedures. It also periodically reviews audit reports with the Company's independent auditors, and recommends the annual appointment of such auditors. The Audit Committee has adopted a charter, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent, as determined under the definition of independence adopted by the National Association of Securities Dealers. Mr. L'Hommedieu annually reviews the adequacy of the Company's insurance coverage and reports to the Board of Directors concerning same. During the 2000 fiscal year, the Audit Committee met four (4) times.

         The Personnel and Compensation Committee, composed of all the outside Directors of the Company, is responsible, together with management, for the adoption of the Company's personnel policies and establishing salary and compensation guidelines and levels for all Company officers and personnel. The Committee is also responsible for annually nominating the officers of the Company, evaluating the performance thereof and recommending the grant of stock options under the Company's Option Plan (as defined below). During the 2000 fiscal year, the Personnel and Compensation Committee met one (1) time.

         The Asset/Liability, Investment and Funds Management Committee, presently composed of Messrs. Converse, Mitchell and Walters, is responsible for the annual review and evaluation of the Bank's funds management and investment policies and the recommendation of guidelines for such activities. The Committee also provides ongoing oversight of management decisions regarding asset/liability management, investments and funds management. During the 2000 fiscal year, the Asset/Liability, Investment and Funds Management Committee met twelve (12) times.

         The Loan Committee, presently composed of Mr. Converse, President and Chief Executive Officer and four outside members of the Board of Directors on a rotating basis, is responsible for the review and evaluation of the Bank's loan policies, oversight of loan portfolio administration and the approval of loans which exceed internal loan authorities. During the 2000 fiscal year, the Loan Committee met twenty-three (23)times.

         The Strategic Planning Committee, presently composed of the entire Board of Directors is responsible for the preparation and recommendation to the Board of Directors of both short-term and long-term plans and objectives for the Bank. During the 2000 fiscal year, the Strategic Planning Committee met one (1) time.

         The CRA Committee, presently composed of Messrs. Adler, Converse and Guernsey, is responsible for establishing and monitoring the Bank's compliance with the provisions of the Community Reinvestment Act. During the 2000 fiscal year, the CRA Committee met four (4) times.

         The Merger, Acquisition and Expansion Committee, presently composed of the entire Board of Directors is responsible for the review and evaluation of potential expansion and acquisition opportunities for the Bank which may develop. During the 2000 fiscal year, the Merger, Acquisition and Expansion Committee met one (1) time.

         The Technology Committee, presently composed of Messrs. Adler, Converse, Fisher and Guernsey, is responsible for developing and reviewing strategies for addressing competitive issues through the implementation of new technologies. During the 2000 fiscal year, the Technology Committee met five (5) times.

AUDIT COMMITTEE REPORT

         The Audit Committee has been appointed to assist the Board of Directors in fulfilling the Board's oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls establish by management and the Board and the independence and performance of the Company's audit process.

         The Audit Committee has:

         (1) reviewed and discussed with management the audited financial statements included in the Company's Annual Report and Form 10-KSB;

         (2) discussed with Yount, Hyde & Barbour, P.C., the Company's independent auditors, the matters required to be discussed by statement of Auditing Standards No. 61, and has received the written disclosures and letter from Yount, Hyde & Barbour, as required by Independence Standards Board Standard No. 1; and

         (3) discussed with Yount, Hyde & Barbour, its independence.

Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended

December 31, 2000. The Audit Committee has also considered whether the amount and nature of non-audit services provided by Yount, Hyde & Barbour is compatible with the auditor's independence.

                         Members of the Audit Committee

                         Robert H. L'Hommedieu, Chairman
                         W. Douglas Fisher
                         Norris E. Mitchell

DIRECTORS' COMPENSATION

         During the fiscal year ended December 31, 2000, the directors received an aggregate of $141,000 for attendance at meetings of the Board of Directors of the Company and the Bank. All directors were entitled to receive $1,500 monthly for attendance at Board and committee meetings. The directors receive no compensation for attendance at committee meetings. In January 2001, the monthly fee for attendance at Board and committee meetings was increased to $1,750, and each of the seven outside directors of the Company received options to purchase 2,000 shares of Common Stock, at an exercise price of $13.625 per share. The options vest over a three year period, commencing in 2002 and have a term of 10 years from the date of grant.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

         The following information is provided with respect to the current executive officers of the Company who are not also directors.

             Name                      Age                                Position
-------------------------------    ------------    -------------------------------------------------------
R.B. Anderson, Jr.                     46            Executive Vice President and Chief Lending Officer

Laurie P. Barnwell                     45            Executive Vice President, Retail Banking

William K. Beauchesne                  45            Executive Vice President and Chief Financial Officer

         R.B. Anderson, Jr. - Mr. Anderson, Executive Vice President and Chief Lending Officer of the Bank, joined Virginia Commerce Bank in May 1996. Prior to joining the Bank, Mr. Anderson was a Senior Vice President and Senior Commercial Loan Officer at Allegiance Bank, N.A., Bethesda, Maryland, with which he served since March 1987. Mr. Anderson has over twenty-four years of managerial, administrative and operational lending experience.

         Laurie P. Barnwell - Ms. Barnwell, Executive Vice President, Retail Banking, joined the Bank in May 1994 as Vice President and Branch Administrator. Prior to that time, Ms. Barnwell was an Assistant Vice President and Banking Service Manager at Tysons National Bank, where she had served since July 1991. She had previously served as a Senior Vice President of retail banking and marketing with Trustbank FSB, which she joined in 1981. Ms. Barnwell has over twenty years of administrative, managerial and operational experience in retail banking and marketing.

         William K. Beauchesne - Mr. Beauchesne, Executive Vice President and Chief Financial Officer of the Bank, joined the Bank in August 1995. Prior to joining the Bank, Mr. Beauchesne served as Chief Operations Officer and Director of Metropolitan Bank for Savings, FSB, Arlington, Virginia. Mr. Beauchesne has over twenty-two years of accounting, operations and financial management experience in the banking industry.

             EXECUTIVE OFFICER COMPENSATION AND CERTAIN TRANSACTIONS

COMPENSATION - OVERVIEW

         The following table sets forth a comprehensive overview of the compensation for the Company's executive officers, including officers of the Bank, during the 2000, 1999 and 1998 fiscal years. No other executive officer of the Company received total salary and bonus of $100,000 or more during the fiscal year ended December 31, 2000.

                                             SUMMARY COMPENSATION TABLE

                                                                                      Long-term
                                                                                    Compensation
                                               Annual Compensation                     Awards
-----------------------------    ---------------------------------------------    ------------------    ------------------
                                                                                     Securities
                                                                                     Underlying             All Other
Name and Principal Position         Year           Salary          Bonus(1)            Options           Compensation($)
-----------------------------    ------------    ------------    -------------    ------------------    ------------------
Peter A. Converse,                  2000          $165,000         $87,000            11,000(2)            $22,500(4)
Director, President and
Chief Executive Officer -           1999          $150,000         $58,000            9,075(3)             $16,000(4)
Company and Bank
                                    1998          $140,000         $40,000            9,982(5)             $10,114(4)

R.B. Anderson, Jr.,                 2000          $110,000         $35,000            3,300(2)              $3,900(6)
Executive Vice President
and Chief Lending Officer -         1999          $100,000         $20,000            3,025(3)              $2,745(6)
Bank
                                    1998           $94,000         $10,000            3,327(5)              $1,825(6)

Laurie P. Barnwell,                 2000           $82,500         $20,000            2,750(2)              $2,835(6)
Executive Vice President,
Retail Banking - Bank               1999           $75,000         $12,000            2,420(3)              $2,310(6)

                                    1998           $70,000         $ 8,000            2,662(5)              $1,283(6)

William K. Beauchesne               2000           $82,500         $20,000            2,750(2)              $2,925(6)
Treasurer and Chief
Financial Officer -                 1999           $75,000         $15,000            2,420(3)              $2,280(6)
Company;  Executive Vice
President and Chief                 1998           $70,000         $ 6,000            2,662(5)              $1,363(6)
Financial Officer - Bank

-----------------------------

(1) Amounts shown as bonus compensation accrue in the year indicated and are paid in the following year.

(2) As adjusted for the 10% stock dividend in May 2000. The award vests in equal installments over a three year period, commencing in 2001.

(3) As adjusted for the stock restructuring in May 1999 and 10% stock dividend in May 2000. The award vests in equal installments over a three year period, commencing in 2000.

(4) Includes $5,250, $5,000 and $3,114 for 401(k) matching contribution in 2000, 1999 and 1998, respectively, plus $17,250, $11,000 and $7,000 of director fees paid by the Company/Bank in 2000, 1999 and 1998, respectively.

(5) As adjusted for the stock restructurings in May 1998 and May 1999 and the 10% stock dividend in May 2000.

(6)      Represents 401(k) matching contributions.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                            Percent of Total
                               Number of Securities         Options Granted to          Exercise
                                Underlying Options          Employees in Fiscal        Price Per            Expiration
         Name                       Granted(1)                     Year                 Share(1)               Date
------------------------    ---------------------------    ----------------------    ---------------      ---------------
Peter A. Converse                     11,000                      34.48%                 $13.01            January 2010

R.B. Anderson, Jr.                    3,300                       10.34%                 $13.01            January 2010

Laurie P. Barnwell                    2,750                        8.62%                 $13.01            January 2010

William K. Beauchesne                 2,750                        8.62%                 $13.01            January 2010

------------------------

(1)      As adjusted to reflect the 10% stock dividend paid in May 2000.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR AND OPTION VALUES

                                                                      Number of Securities          Value of Unexercised
                                Shares                               Underlying Unexercised         In-The-Money Options
                              Acquired on            Value         Options at December 31, 2000     at December 31, 2000
         Name                  Exercise            Realized         Exercisable/Unexercisable     Exercisable/Unexercisable
------------------------    ----------------     --------------    ----------------------------   -------------------------
Peter A. Converse                  0                   0                 70,816 / 17,050           $ 951,625 / $ 229,118

R.B. Anderson, Jr.                 0                   0                 12,237 / 5,317            $ 164,441 / $  71,450

Laurie P. Barnwell                 0                   0                  9,397 / 4,364            $ 126,277 / $  58,643

William K. Beauchesne              0                   0                  7,420 / 4,364            $   99,710 / $ 58,643

------------------------

EMPLOYEE BENEFIT PLANS

         The Company provides all officers and full-time employees with group life and medical and dental insurance coverage. With the exception of the President and the Executive Vice President - Chief Lending Officer, all officers and employees pay a portion of the premium costs of medical and dental insurance.

         401(k) Plan. Since 1991, the Bank has maintained a 401(k) defined contribution plan (the "Plan"). Employees who are at least 21 years of age, have completed at least ninety days of continuous service with the Bank and have completed at least 1,000 hours of work during any Plan year are eligible to participate in the Plan. Under the Plan, a participant may contribute up to 15% of his or her compensation for the year, subject to certain limitations. The Bank may also make, but is not required to make, a discretionary contribution for each participant. The amount of such contribution, if any, is determined on an annual basis by the Board of Directors. Contributions by the Bank totaled $107,498 for the fiscal year ended December 31, 2000.

         Stock Option Plans. Under the Incentive Stock Option Plan approved by the Bank's shareholders in 1989 ("1989 Option Plan"), 143,496 shares of Common Stock (as adjusted) were available for issuance under options granted between July 20, 1988 and May 15, 1998. The 1989 Option Plan was designed to enable the Bank to attract and retain qualified personnel and to reward outstanding performance. Eligible employees ("Participants") are those employees, including officers, who at the time options are granted, serve in managerial positions or are deemed to be "key employees" by the Board of Directors. The Board of Directors, in its sole discretion, administered the 1989 Option Plan. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1989 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company Common Stock. As of March 1, 2001, there were an aggregate of 110,097 (as adjusted) options to purchase shares of Common Stock outstanding under the 1989 Option Plan, at exercise prices ranging from $4.53 to $11.28 per share. Options outstanding under the 1989 Option Plan will expire no later than May 2008. No further options may be granted under the 1989 Option Plan.

         At the 1998 Annual Meeting, the shareholders approved a new option plan (the "1998 Option Plan") pursuant to which 121,000 shares of Common Stock (as adjusted for the stock restructuring in May 1999 and 10% stock dividend in May
2000) are available for issuance under options granted between May 1998 and May 2008. Upon the reorganization of the Bank into the holding company form of ownership in 1999, the Company adopted the 1998 Option Plan, and the outstanding options to purchase Bank common stock became options to acquire Company Common Stock. At the Annual Meeting, shareholders are being asked to approve an amendment to the 1998 Option Plan to increase the number of shares of Common Stock authorized for issuance by 100,000, from 121,000 to 221,000, before adjustment for the pending stock split in the form of a 25% stock dividend.

         Options under the 1998 Option Plan may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options that are not ISOs ("Non-ISOs"). Awards to directors may consist only of Non-ISOs. The purpose of the 1998 Option Plan is to advance the interests of the Company through providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders. The 1998 Option Plan is administered by the Personnel and Compensation Committee of the Board of Directors, which will perform the functions of the option committee (the "Committee"), consisting of at least three directors of the Company who are not employees of the Company.

         A Participant may, under the 1998 Option Plan, receive additional options notwithstanding the earlier grant of options and regardless of their having been exercised, expired, or surrendered. Participants owning more than 10% of the voting power of all classes of the Company's voting securities (and of its parent or subsidiary companies, if any) may not receive additional ISO's unless the option exercise price is at least 110% of the fair market value of the Common Stock and unless the option expires on the fifth anniversary of the date of its grant. All other options granted under the 1998 Option Plan may expire no later than the tenth anniversary of the date of their grant.

         Option exercise prices are determined by the Committee on the date the subject options are granted. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, stock split, combination or subdivision of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust both the number and kind of shares of stock as to which Options may be awarded under the 1998 Option Plan, the affected terms (including exercise price) of all outstanding Options and the aggregate number of shares of Common Stock remaining available for grant under the 1998 Option Plan. Options may be exercised in whole or in part and are not transferable except upon the death of the participant. Any unexercised options then existing may be exercised by the transferee under the terms of such options.

         No Option may be exercised within six months of its date of grant. In the absence of Committee action to the contrary: (A) an otherwise unexpired ISO, or a Non-ISO granted to an employee, shall cease to be exercisable upon (i) an employee's termination of employment for "just cause" (as defined in the 1998 Option Plan), (ii) the date three months after an employee terminates service for a reason other than just cause, death, or disability, or (iii) the date one year after an employee terminates service due to disability, or two years after termination of such service due to his death; (B) an unexpired Non-ISO granted to a non-employee director shall be exercisable at any time (but not later than the date on which the Non-ISO would otherwise expire.) Notwithstanding the provisions of any Option which provides for its exercise in installments as designated by the Committee, such Option shall become immediately exercisable upon the optionee's death or permanent and total disability. Notwithstanding the provisions of any award which provide for its exercise or vesting in installments, on the date of a change in control, all Options issued under the 1998 Option Plan shall be immediately exercisable and fully vested. At the time of a change in control, the optionee shall, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the fair market value of the Common Stock subject to such Option over the exercise price of such shares, in exchange for the cancellation of such Options by the optionee. Notwithstanding the previous sentence, in no event may an Option be cancelled in exchange for cash within the six-month period following the date of its grant.

         For purposes of the 1998 Option Plan, "change in control" means any one of the following events: (1) the acquisition of ownership of, holding or power to vote more than 51% of the Company's voting stock; (2) the acquisition of the power to control the election of a majority of the Company's directors; (3) the exercise of a controlling influence over the management or policies of the Company by any person or by persons acting as a group within the meaning of
Section 13(d) of the Exchange Act; or (4) the failure during any period of two consecutive years, of individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Continuing Directors") for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of defining "change in control," the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

         As of December 31, 2000, the Company had options for the purchase of 214,882 shares of Common Stock issued and outstanding under the 1989 and 1998 Option Plans. Subsequent to December 31, 2000, options to purchase 44,000 shares of Common Stock, at an exercise price of $13.625 per share, were issued to seventeen officers and seven outside directors of the Company and Bank, including options to purchase 5,000 shares of Common Stock issued to Mr.
Converse, an option to purchase 3,500 shares of Common Stock issued to Mr. Anderson, options to purchase 3,000 shares issued to each of Ms. Barnwell and Mr. Beauchesne, and options to purchase 2,000 shares issued to each of the seven outside directors. All of the awards made to date under the 1998 Option Plan vest over a period of three years, commencing in the year after the award is made. As of the date hereof, no options are available for issuance pursuant to the 1998 Option Plan. All or a portion of each award made in January 2001 to the Company's executive officers and directors is subject to the approval by shareholders of the amendment to the 1998 Stock Option Plan at the Annual Meeting. See "Proposal 2 - Amendment of the 1998 Stock Option Plan"

         Employment Agreements. Mr. Converse, who became President and Chief Executive Officer of the Bank effective January 1, 1994, does not have a comprehensive, written employment agreement. Mr. Converse is currently entitled to receive salary of $180,000 per year, Company-paid medical insurance for his family and himself, director fees of $1,750 per month, and the use of a bank owned automobile. Mr. Converse is also entitled to participation in all other generally available employee benefit plans. It is anticipated that Mr. Converse will receive a performance related bonus at the end of the fiscal year. The Board of Directors has agreed to provide Mr. Converse with a change in control agreement, which would pay him one year of base salary in the event of his termination or certain other events, following a change in control of the Company. As of the date hereof, no written agreement has been prepared, and detailed provisions of the agreement have not been established. No other executive officer of the Company or Bank the compensation of whom is disclosed in this proxy statement has a written employment agreement. The compensation of such officers is determined by the Personnel and Compensation Committee.

         Transactions with Management and Others. Some of the directors of the Company and Bank or companies with which they are associated, and some of the officers of the Company and Bank, were customers of, and had banking transactions with, the Bank during the fiscal year ended December 31, 2000. All loans and commitments to make loans to such persons by the Bank were made in the normal course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons; and in the opinion of management, did not and do not involve more than a normal risk of collectibility or present other unfavorable features. The maximum aggregate amount of loans (including lines of credit) to officers, directors and affiliates of the Company during 2000 amounted to $2,367,165, representing approximately 11.2% of the Company's total shareholders' equity at December 31, 2000. The aggregate amount outstanding on such loans at December 31, 2000 was $1,785,866. None of these loans has ever been adversely classified, and all of such loans are current as to the payment of interest and principal.

              PROPOSAL 2 - AMENDMENT OF THE 1998 STOCK OPTION PLAN

         At the Annual Meeting, the shareholders are being asked to approve an amendment to the Company's 1998 Option Plan in order increase the number of shares of Common Stock reserved for issuance under the plan, and the number of shares of Common Stock for which options may be granted, by 100,000, to an aggregate of 221,000, before adjustment for the pending stock split in the form of a 25% stock dividend. Upon effectiveness of the stock split, the number of shares authorized for issuance under the 1998 Option Plan, as well as the number of shares subject to issuance upon the exercise of outstanding options, will adjust for the split.

         The purpose of the 1998 Stock Option Plan is to advance the interests of the Company by providing selected key employees and the directors of the Company and its subsidiaries with the opportunity to acquire shares of Common Stock. By encouraging stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to key employees and directors of the Company to promote the success of the business, as measured by the value of its shares, and to increase the commonality of interests among key employees, directors and other shareholders.

         The principal features of the 1998 Option Plan are described above under the caption "Executive Officer Compensation and Certain Transactions - Employee Benefit Plan - Stock Option Plans." Except as proposed to be amended hereby, the provisions of the 1998 Option Plan as currently in effect will continue in full force and effect.

REASONS FOR THE AMENDMENT

         Since adoption of the 1998 Option Plan, awards for an aggregate of 148,785 shares have been granted to directors, officers and employees of the Company and the Bank or reserved for future issuance in accordance with the terms of outstanding awards. No shares remain available for issuance under the 1998 Option Plan. . Because an insufficient number of shares was available for issuance under the plan, the awards made under the 1998 Option

Plan in January 2001 to the President and directors, and a portion of each award made to each other executive officer, is subject to the approval of the proposed amendment at the Annual Meeting. The number of shares of each award which is subject to the approval of the proposed amendment is set forth in the table below. No portion of the awards made to non-executive officer employees is subject to approval of the proposed amendment.

                                                Number of Options Subject to
                  Name                           Approval of the Amendment
------------------------------------------    ---------------------------------
Leonard Adler                                              2,000
Frank L. Cowles, Jr.                                       2,000
W. Douglas Fisher                                          2,000
David M. Guernsey                                          2,000
Robert H. L'Hommedieu                                      2,000
Norris E. Mitchell                                         2,000
Arthur L. Walters                                          2,000
Peter A. Converse                                          5,000
R.B. Anderson, Jr.                                         3,245
Laurie P. Barnwell                                         2,770
William K. Beauchesne                                      2,770
All directors  and executive  officers as
a group (11 persons)                                      27,785
All non-executive  officer employees as a
group  (13 persons)                                          0

         The Board of Directors believes that the availability of a stock based compensation program intended to provide directors, officers and key employees with at least a moderate portion of their overall compensation package, and that will enable them to participate in the growth and prosperity of the Company as reflected in the stock price, is necessary in order to attract and retain high caliber directors, officers and employees in key positions. The Board of Directors also believes that such a plan is necessary to align the interests of such persons with the interests of the Company's stockholders, which will increase their incentive to improve the Company's performance.

         If the amendment to the Plan is approved, the total number of shares subject to issuance under future awards pursuant to the 1998 Option Plan will equal 72,215 (90,268 as adjusted for the pending stock split), and the number of shares subject to issuance under outstanding and future awards pursuant to the 1989 and 1998 Option Plans will be equal to 15.29% of the outstanding Common Stock. The total number of shares subject to issuance under all outstanding and future option awards and outstanding warrants to purchase shares of Common Stock will equal 21.38% of the outstanding Common Stock.

         Certain Federal Income Tax Consequences of the 1998 Stock Option Plan. A recipient recognizes no taxable income at the time a stock option is granted under the plan. With regard to Non-ISO's, ordinary income is recognized by the recipient at the time of his exercise of an option. The amount of income equals the difference between the exercise price and the fair market value of the shares on the date of exercise. Tax withholding is required on such income. When a recipient disposes of shares acquired upon exercise of the option, any amount received in excess of the fair market value of the shares on the date of exercise is treated as long or short-term capital gain, depending upon the holding period of the shares, and if the amount received is less than the fair market value of the shares on the date of exercise, the loss will be treated as long or short-term capital loss, depending upon the holding period of the shares.

         With regard to ISO's, no income is recognized by a recipient upon exercise. However, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment to the recipient's taxable income for purposes of computing the recipient's alternative minimum taxable income. Assuming compliance with applicable holding period requirements, a recipient realizes long-term capital gain or loss when he disposes of his shares, measured by the difference between the exercise price and the amount received for the shares at the time of disposition. If the recipient disposes of shares acquired by the exercise of the option before the expiration of at least one year from the date of exercise and two years from the date of grant of the option, any amount realized from such disqualifying disposition is taxable as ordinary income in the year of disposition to the extent that the lesser of (i) fair market value on the date of option was exercised or (ii) the amount realized upon such disposition, exceeds the exercise price. Any amount realized in excess of fair market value on the date of exercise will be treated as long or short-term capital gain, depending upon the holding period of the shares. If the amount realized upon such disposition is less than the exercise price, the loss is treated as long or short-term capital loss, depending upon the holding period of the shares.

         No deduction is allowed to the Company for federal income tax purposes at the time of grant of a Non-ISO or at the time of grant or exercise of an ISO. The Company is entitled to a deduction for federal income tax purposes at the same time and in the same amount as the recipient is considered to have recognized ordinary income in connection with the exercise of a Non-ISO. In the event of a disqualifying disposition of shares received upon exercise of an ISO, the Company is entitled to a deduction for the amount taxable to the recipient as ordinary income.

         Vote Required and Recommendation of the Board of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the amendment to the 1998 Option Plan. The Board of Directors recommends that shareholders vote FOR the approval of the amendment.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934.

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission, and to provide the Company with copies of all Forms 3, 4, and 5 they file.

         Based solely upon the Company's review of the copies of the forms which it has received and written representations from the Company's directors, executive officers and ten percent shareholder, the Company is not aware of any failure of any such person to comply with the requirements of Section 16(a), except that Ms. Barnwell made one late filing of Form 4 relating to one transaction, Mr. Converse made one late filing of Form 4 relating to one transaction, Mr. Mitchell made six late filings of Form 4 relating to an aggregate of nine transactions, and Mr. Walters made five late filings of Form 4 relating to an aggregate of nine transactions. Additionally, Form 4's relating to all executive officer option grants in 2000 were filed late.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         The Board of Directors has selected the independent certified public accounting firm of Yount, Hyde & Barbour, P.C. to audit the accounts of the Company for the fiscal year ended December 31, 2001. Representatives of Yount, Hyde & Barbour are expected to be present at the Annual Meeting and available to respond to appropriate questions. The representatives also will be provided with an opportunity to make a statement, if they desire.

FEES PAID TO INDEPENDENT ACCOUNTING FIRM

         Audit fees.

         The aggregate amount of fees billed by Yount, Hyde & Barbour for services provided in connection with the audit of the Company's financial statements for the year ended December 31, 2000, and for review of the financial statements included in the Company' quarterly reports on Form 10-QSB filed during 2000 was $36,074.

         All Other Fees.

         The aggregate amount of fees billed for all other professional services provided by Yount, Hyde & Barbour during the year ended December 31, 2000 was $10,147. No portion of this amount related to fees for the design, implementation or operation of the Company's financial information systems.

                              COSTS OF SOLICITATION

         The cost of the proxy solicitation is being borne by the Company. In addition to the use of the mail, proxies may be solicited personally or by telephone, by officers, regular employees or directors of the Company , who will not be compensated for any such services.

         Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares of Common Stock held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material.

                            FORM 10-KSB ANNUAL REPORT

         THE COMPANY WILL PROVIDE TO ANY SHAREHOLDER SOLICITED HEREBY, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2000 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S CHIEF FINANCIAL OFFICER, WILLIAM K. BEAUCHESNE, 14201 SULLYFIELD CIRCLE, SUITE 200 CHANTILLY, VIRGINIA 20151.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action by shareholders at the Annual Meeting. If, however, any other matters not now known are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their judgment on such matters.

                              SHAREHOLDER PROPOSALS

         All proposals of shareholders to be presented for consideration at the next annual meeting and included in the Company's proxy materials must be received by the Company no later than November 28, 2001.

                                              By Order of the Board of Directors

                                              VIRGINIA COMMERCE BANCORP, INC.

                                              Robert H. L'Hommedieu, Secretary

March 28, 2001

                                   APPENDIX A

                         VIRGINIA COMMERCE BANCORP, INC.
                             AUDIT COMMITTEE CHARTER

         As a committee of the Board of Directors, the Audit Committee shall assist the Board in fulfilling its oversight responsibilities for the accuracy, completeness and reliability of financial reporting, the effectiveness and efficiency of systems of internal control, risk management and regulatory compliance, and the adequacy of the audit process.

         The Audit Committee shall consist of at least three directors of the Company, none of whom may be an officer or employee of the Company and all of whom shall, in the opinion of the Board of Directors, be free from any relationship which would interfere with the exercise of their independent judgment and performance of their duties as members of the Audit Committee. In making the determination whether the directors constituting the Audit Committee are free from any such relationship, the Board of Directors shall consider, at a minimum, the then current independence standards of independence established by the NASDAQ Stock Market. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the committee shall have accounting or related financial management experience. Each member shall serve until the Board of Directors shall choose his successor. No member of the Audit Committee may be removed except by a vote of the majority of outside directors.

         While the Audit Committee has the review, oversight, and reporting responsibilities set forth in this charter, it does not have responsibility for planning or conducting audits for determining that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those are responsibilities of management and the independent accountants rather than the Audit Committee. The Audit Committee also is not responsible for ensuring compliance with laws or regulations, or for resolving disagreements, if any, between management and the independent accountants.

(A) In meeting its responsibilities, the Audit Committee is authorized to review and make recommendations to the Board of Directors with respect to the following matters as they relate to the Company and any subsidiaries:

     1. The engagement of an independent accounting firm to audit the financial statements for the current fiscal year end and to provide other such audit related services as the Audit Committee deems necessary or desirable, including the terms of the engagements and the cost thereof, and the replacement, or dismissal of such firm.

     2. The appointment, replacement, reassignment, or dismissal of the internal auditor.

     3. The adequacy and effectiveness of the Company's internal controls including computerized information systems controls and security.

     4. The adequacy and effectiveness of the Company's risk management and related programs and activities, including the Company's insurance program.

     5. The accounting polices, procedures and principles adopted by operating management of the Company which in operating management's opinion will conform to the standards required:

        (a) for the purpose of establishing and maintaining the records and accounts, and internal accounting controls of the Company, and

        (b) for the purposes of preventing or detecting any improper or illegal actions or use of Company assets.

    6. The adequacy and effectiveness of the Company Compliance Program and the key personnel engaged in such function.

    7. The company's annual financial statements and related footnotes, and recommend to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10K. Considerations in making this recommendation will include a review and discussion of the audited financial statements with management, a discussion with the independent auditors of matters required to be communicated in accordance with SAS 61 (significant audit adjustments, significant accounting changes, disagreements with management, consultation with other accountants, difficulties encountered in performing the audit, management advisory services, and a review of other information in documents containing audited financial statements to ensure that the information agrees with Annual Report and Form 10-KSB) , and disclosures received from the independent auditors regarding the auditors' independence in regard to the Company.

    8. The independent accountant's audit of the financial statements and his or her report thereon.

    9. Filings with the SEC and other published documents containing the company's financial statements and whether the information contained in those documents is consistent with the information contained in the financial statements.

    10. 10Q Filings, prior to being filed.

    11. Legal and regulatory matters that may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators.

(B)     In performing its duties, the Audit Committee shall do the following:

    1. Provide an open avenue of communication between the internal auditor, Company management, the independent accountant, and the Board of Directors.

    2. Meet at least four times per year on a quarterly basis or more frequently as the committee deems appropriate. Non-regular meetings may be called by the Chairman of the Audit Committee at the chairman's discretion. The committee may ask members of management or others to attend the meetings and provide pertinent information as necessary.

    3.  Review and update the Audit Committee Charter annually.

    4.  Review and approve the Internal Audit Charter.

    5. Review and approve the annual internal audit plan, budget, staffing, and any subsequent material changes.

    6. Assess the adequacy and effectiveness of the internal audit function, and evaluate the performance of the internal auditor and approve compensation annually.

    7. Consider in consultation with the independent accountant and the internal auditor the individual audit scopes and plans, and the coordination thereof to assure completeness of coverage, reduction of redundancies, and the effective use of audit resources.

    8.  Take  appropriate  action to oversee the independence of the independent
        accountants,   including  a  review  and   discussion   of  the  written
        disclosures provided by the independent accountants.

    9. Take appropriate action to oversee the independence of the internal auditor.

    10. Review audit findings and determine the adequacy of management's responses and proposed corrective actions.

    11. Inquire of management, the internal auditor, and the independent accountant about significant risks or exposures and assess the steps management has taken to minimize such risk to the company.

    12. Meet with the internal auditor, the independent accountant, and management in separate executive sessions to discuss any matters that the committee or these groups believe should be discussed privately with the committee.

    13. Investigate any difficulties, limitations on scope or restricted access to required information, or disputes encountered by the internal auditor or independent accountant with management.

    14. Conduct investigations relating to financial affairs, records, or actions as the Audit Committee may in its own discretion deem necessary or as the Board of Directors may request.

    15. Employ such experts, personnel and legal counsel, including those already employed or engaged by the Company, as the Audit Committee may in its collective judgment deem to be in the best interest of the Company to be reasonably necessary to enable the Audit Committee to perform its duties and satisfy its responsibilities.

    16. Review the annual company budget prior to submission to the Board of Directors.

    17. Report   committee   actions  to  the  Board  of  Directors   with  such
        recommendations as the committee may deem appropriate.

    18. Prepare a report for  inclusion in the proxy  statement  relating to the
        annual  meeting  of   shareholders   that   describes  the   committee's
        composition and responsibilities, and how they were discharged.

    19. Perform other such functions as assigned by law, the company's charter or bylaws, or the Board of Directors.

                                 REVOCABLE PROXY
                         VIRGINIA COMMERCE BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby makes, constitutes and appoints W. Douglas Fisher, David M. Guernsey and Arthur L. Walters, and each of them (with the power of substitution), proxies for the undersigned to represent and to vote, as designated below, all shares of common stock of Virginia Commerce Bancorp, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Company's Annual Meeting of Stockholders to be held on April 25, 2001 and at any adjournment or postponement thereof.

ELECTION OF DIRECTORS

         | | FOR all nominees listed below (except as noted to the contrary below)

         | |      WITHHOLD AUTHORITY to vote for all nominees listed below

         Nominees:         Leonard Adler;  Peter A.  Converse;  Frank L. Cowles,
                           Jr.; W. Douglas Fisher; David M. Guernsey;  Robert H.
                           L'Hommedieu;   Norris  E.  Mitchell;  and  Arthur  L.
                           Walters.

         (Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

         _______________________________________________________________________

AMENDMENT OF THE 1998 STOCK OPTION PLAN

         The proposal to approve the amendment to increase the number of shares for which options may be issued under the 1998 Stock Option Plan.

                   | |     FOR               | |     AGAINST   | |     ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR all of the nominees set forth above and FOR the proposal to approve the amendment to the 1998 Stock Option Plan. In addition, this proxy will be voted at the discretion of the proxy holder(s) upon any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

Important: Please date and sign your name as addressed, and return this proxy in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in the full corporate name by a duly authorized officer whose title is stated.

                                              __________________________________
                                              Signature of Stockholder

                                              __________________________________
                                              Signature of Stockholder

                                              Dated: _____________________, 2001

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

        |_| Please check here if you plan to attend the Annual Meeting.